EXHIBIT 13.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

CHC Helicopter Corporation (the “Company”) is filing with the U.S. Securities and Exchange Commission on the date hereof, its annual report on Form 20-F for the fiscal year ended April 30, 2005 (the “Report”).

I, Sylvain Allard, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section1350, as enacted pursuant to Section 906 of the U.S. Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

a)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

b)	the information contained in the Report on fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 16, 2005	[signed] Sylvain Allard
Sylvain Allard
President & Chief Executive Officer

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